Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration No.:  333-105659

SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Supplement dated June 22, 2007 to

Statement of Additional Information dated March 1, 2007

With this supplement, the Statement of Additional Information is being updated for Schroder Strategic Bond Fund (the “Fund”) with respect to the Portfolio Managers of the Fund.

Portfolio Managers:  The “Portfolio Managers” section in the Statement of Additional Information is supplemented to reflect that Robert Michele, Lisa Coleman, and Nicholas Gartside have primary responsibility for making investment decisions for the Fund.  Louise Davies is no longer serving in the capacity of Portfolio Manager for the Fund.

The table in the “Portfolio Managers – Other Accounts Managed” section is revised to add the following information as of May 31, 2007:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Strategic Bond Fund
Nicholas Gartside
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	12	$2.4 billion	None	None
Other Accounts	6	$713 million	None	None

The “Portfolio Manager – Ownership of Securities” section is revised to add the following information:

As of May 31, 2007, Mr. Gartside did not beneficially own securities of the Fund.